UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2007


                         DEERFIELD TRIARC CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


         MARYLAND                   1-32551                 20-2008622
(State or other jurisdiction   (Commission File     (IRS Employer Identification
     of incorporation)              Number)                     No.)


   6250 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                  60018
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (773) 380-1600

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

On April 20, 2007, Deerfield Triarc Capital Corp. ("DFR" or the "company") held an Investor Conference Call to discuss the definitive agreement it had entered into to acquire Deerfield & Company LLC ("Deerfield") from Triarc Companies, Inc., which owns a controlling interest in Deerfield, and its other members. A copy of the transcript of the Investor Conference Call is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

IMPORTANT INFORMATION

In connection with the proposed transaction, the company will file a proxy statement with the Securities and Exchange Commission (SEC). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the company's stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC's Web site www.sec.gov or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O'Hare Center, 9th Floor, 6250 North River Road, Rosemont, Illinois 60018.USA, 773-380-1600

The company's directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the proposed merger.

Information about the company and its directors and executive officers, and their ownership of the company's securities, will be set forth in the aforementioned proxy statement. Additional information regarding the interests of those persons may be obtained by reading the proxy statement related to the merger when it becomes available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


Exhibit 99.1 Transcript of Investor Conference Call held on April 20, 2007 by Deerfield Triarc Capital Corp.












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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2007
                         DEERFIELD TRIARC CAPITAL CORP.


                                         By:  /s/ Richard G. Smith
                                            ------------------------------
                                            Name:   Richard G. Smith
                                            Title:  Senior Vice President, Chief
                                                    Financial Officer











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



                                  EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

    99.1 Transcript of Investor Conference Call held on April 20, 2007 by Deerfield Triarc Capital Corp.






















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